***Text Omitted and Filed Separately with the Securities and Exchange Commission.
Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SUPPLY AGREEMENT
This Supply Agreement (the “Agreement”) is entered into as of May 30, 2014, (the “Effective Date”), by and between BioSciences Acquisition Company, a Delaware corporation (“Supplier”), with its principal place of business at 360 Post Street, Suite 601, San Francisco, California 94108, and Sequenom, Inc., a Delaware corporation (“Sequenom”), with its principal place of business at 3595 John Hopkins Court, San Diego, California 92121.
Recitals
Whereas, Supplier manufactures and sells the Supplier Products (as defined below); and
Whereas, Sequenom desires to purchase from Supplier, and Supplier desires to sell and supply to Sequenom, the Supplier Products, as more fully described herein.
Now, Therefore, in consideration of the foregoing and the covenants and premises contained in this Agreement, the parties agree as follows:

1.	Definitions
1.“Affiliate” means any entity that directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. For the purpose of this definition, “control” means ownership, directly or through one or more entities, of greater than 50% (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction) of the shares of stock or other equity interests entitled to vote for the election of directors, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity.
2.“Comparably Situated Third Party Customer” has the meaning as set forth in Section 6.2.
3.“Code” shall have the meaning set forth in Section 9.7
4.“Confidential Information” shall mean, subject to the exceptions set forth in Section 8.2, all information regarding a party’s technology, products or business that such party discloses or makes available to the other party under this Agreement, whether in oral, written, graphic, electronic or other form. The terms and conditions of this Agreement shall be considered Confidential Information of both parties.
5.“Control,” “Controls,” or “Controlled” means possession of the ability to grant the licenses or sublicenses as provided for herein (other than by virtue of any license granted pursuant to this Agreement) without violating the terms of any agreement or other arrangement with any Third Party.
6.“EOL Product” shall have the meaning set forth in Section 2.3.
7.“FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.
8.“Key Products” means Supplier Products Part Nos [** ***Confidential Treatment Requested…***…] on the list of Supplier Products on Exhibit A.
9.“Know-How” means all technical information, know-how and data, including, without limitation, inventions, discoveries, trade secrets, specifications, instructions, processes, formulae, materials, expertise and other technology applicable to formulations, compositions or products or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them or processes for their manufacture, formulations containing them or compositions incorporating or comprising them, and including

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all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, nonclinical and clinical data, regulatory data and filings, instructions, processes, formulae, expertise and information, relevant to the research, development, manufacture, use, importation, offering for sale or sale of, and/or which may be useful in studying, testing, developing, producing or formulating, products, or intermediates for the synthesis thereof.
10.“LDTs” means laboratory developed in vitro diagnostic tests developed and offered pursuant to The Clinical Laboratory Improvement Amendments (CLIA) program.
11.“Patents” shall mean all patent applications and issued and subsisting patents, including all provisionals, converted provisionals, requests for continued examination, substitutions, divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, supplementary protection certificates, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing in any territory.
12.“SCMM” shall mean Sequenom Center for Molecular Medicine, LLC, d/b/a Sequenom Laboratories, and any successor thereto.
13.“Sequenom Laboratories Business” means Sequenom’s business relating to molecular based laboratory developed tests and testing services provided through Sequenom and its Affiliates, including SCMM, including, without limitation, MaterniT21™ PLUS, VisibiliT, HerediT™ CF, RetnaGene™ AMD and SensiGene® RHD laboratory developed tests and testing services.
14. “Sequenom Product” shall mean any current and future products used in the Sequenom Laboratories Business that use or incorporate any Supplier Product, including, without limitation, improvements, updates and upgrades to any such product.
15.“Specifications” shall mean the specifications and quality control testing procedures for the Supplier Products as separately agreed in writing by the parties, as the same may be amended from time to time by mutual written agreement of the parties.
16.“Supplier Product” shall mean each and any of (a) the products listed on Exhibit A, and (b) any successor or additional product that the parties agree in writing.
17.“Supplier Product Know-How” shall mean Know-How not included in the Supplier Product Patents that Supplier or any of its Affiliates Controls as of the Effective Date or during the Term, which Know-How is necessary or useful to make, have made, import, use, troubleshoot and repair, Supplier Products.
18.“Supplier Product Patents” shall mean all Patents that Supplier or any of its Affiliates Controls as of the Effective Date or during the Term that are necessary or useful to make, have made, import, use, troubleshoot and repair, Supplier Products.
19.“Supplier Product Technology” shall mean the Supplier Product Know-How and Supplier Product Patents.
20.“Supplier’s Standard Terms and Conditions” shall mean Supplier’s standard terms and conditions attached as Exhibit B (except to the extent Exhibit B refers to the License Agreement of even date herewith between the Parties). For the avoidance of doubt, Supplier’s Standard Terms and Conditions may not be changed except by the mutual reasonable written agreement of both parties.
21.“Term” shall have the meaning set forth in Section 9.1.
22.“Third Party” shall mean any entity other than Sequenom or Supplier or an Affiliate of Sequenom or Supplier.

2.	Sale and Purchase of Supplier Products
1.Purchase and Supply Agreement. Subject to the terms and conditions of this Agreement, including but not limited to the immediately following two sentences, Supplier agrees to supply, and Sequenom agrees to purchase, such quantities of Supplier Products as may be set forth in purchase orders placed by Sequenom. Supplier shall be required to accept such purchase orders for Supplier Products provided such orders are no more than [** ***Confidential Treatment Requested…***…]% over the four month average for such Supplier products  in the latest forecast submitted by Sequenom pursuant to Section 2.2, and provided such orders are materially in line with historical purchases of such Supplier Products by Sequenom.

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Otherwise, Supplier may reasonably refuse such purchase orders. Supplier shall use best commercially reasonable efforts to deliver Supplier Products on the dates and in the quantities specified in Sequenom’s accepted purchase orders. All purchase orders during the Term by Sequenom to Supplier with regard to Supplier Products shall be governed by Supplier’s Standard Terms and Conditions, except to the extent otherwise expressly provided in this Agreement.
2.Forecasts and Purchase Orders. As soon as reasonably possible after the Effective Date, but in no event no later than June 30, 2014, and monthly thereafter during the Term, Sequenom shall provide Supplier with a non-binding, rolling forecast reflecting Sequenom’s and its Affiliates’ anticipated requirements for Supplier Products for the next four calendar months.
3.End-of-Life-Buy with Regard to Key Products. Supplier shall give Sequenom at least [** ***Confidential Treatment Requested…***…] prior written notice of Supplier’s intent to discontinue or otherwise cease selling a Key Product (the “EOL Product”). Supplier shall accept (i) purchase orders from Sequenom for reasonable quantities of EOL Product required by Sequenom during the notice period, and (ii) a “last time” buy order for the EOL Product that is placed by Sequenom at least 60 days prior to the end-of-life date; provided, that any such “last time” buy order shall not exceed […***…] the one month average of Sequenom’s purchases of such Key Product over the prior three months.

3.	Manufacture
1.Inventory. Supplier shall make reasonable commercial efforts to provide Sequenom with as much notice as possible if Supplier anticipates or has reason to believe that Supplier’s output of Supplier Products will not be sufficient to meet all of Sequenom’s requirements for any period for which Sequenom has provided a forecast pursuant to Section 2.2.
2.Manufacture. Supplier shall manufacture and supply Supplier Products in accordance with the Specifications, ISO 13485, and all applicable laws, rules and regulations. In the event Sequenom notifies Supplier of any new manufacturing requirements or specifications required by Sequenom, the FDA or any other regulatory agency, or of any other new legal requirements, the parties shall promptly confer with each other with respect to whether it is commercially feasible for Supplier to comply with such requirements. Supplier shall provide Sequenom with reasonable advance notice, and in no event less than ninety (90) days notice, of any material change in the manufacturing process or the equipment, facility or materials used in the manufacture of any Supplier Product that has been purchased by Sequenom during the prior twelve (12) month period, or in the manufacture of any Key Product.
3.Regulatory Support. Except as otherwise expressly set forth herein, Sequenom shall be responsible for all filings necessary for approval to market Sequenom Products. Supplier agrees to promptly provide to Sequenom such information relating to the Supplier Products or the manufacture thereof as may be reasonably necessary or useful in connection therewith, all at Sequenom’s expense.
4.QA Audits. Not more frequently than […***…] during the Term, upon Sequenom’s reasonable advance written notice to Supplier, Sequenom shall have the right to have its representatives visit the Supplier’s manufacturing facility to review Supplier’s manufacturing operations related to Supplier Products and assess its compliance with applicable laws, rules and regulations and quality assurance standards and to discuss any related issues with Supplier’s manufacturing and management personnel. To the extent such Sequenom representatives are third parties and not employees of Sequenom or a Sequenom Affiliate, Sequenom shall obtain Supplier’s advance approval to Sequenom’s use of such third party representatives for such QA audit, such approval not to be unreasonably withheld, and such approved third party shall be required to sign an appropriate confidentiality agreement with Supplier.
5.Records. Supplier shall keep complete and accurate data and records with respect to the Supplier Products (and their manufacture) related to this Agreement. Supplier
6.shall maintain all records required to be maintained hereunder in a professional manner so as to permit Sequenom to review such records in accordance with a QA Audit under Section 3.4. Supplier shall maintain all records relating to the performance of its obligations under this Agreement until the  expiration of the minimum retention period required by applicable laws, rules and regulations.

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4.	Regulatory
1.Adverse Event Reporting. If Supplier becomes aware of any material adverse events associated with the use of Supplier Products or with any other product of Supplier that shares common components with Supplier Products (for example, the ImpactDX system), it shall make reasonable commercial efforts to report relevant information in its possession regarding such event to Sequenom promptly after becoming aware of such information, and shall reasonably cooperate with Sequenom as reasonably requested by Sequenom to report such event to regulatory authorities as may be required, all at Sequenom’s expense.
2.Regulatory Compliance. Supplier shall comply with all applicable regulatory requirements with respect to Supplier Products imposed by applicable law upon Supplier as the manufacturer of Supplier Products. Supplier will provide to Sequenom, at Sequenom’s expense, such documentation, data and other information relating to Supplier Products as Sequenom may require for submission to governmental authorities.
3.Regulatory Inspections. Supplier agrees to inform Sequenom within 10 business days of notification of any regulatory inquiry, communication or inspection, which directly relates to the manufacture or use of a Supplier Product. In the event there are written observations (or any other written communication) by a governmental authority that involve a Supplier Product or could impact Supplier’s ability to produce a Supplier Product, or any proposed written response by Supplier to any such inspection, Sequenom shall be informed within two (2) business days and be provided with copies of all documentation within four (4) business days.

5.	Manufacturing License With Respect to Key Products
1.Limited Manufacturing License. In the event that, during the Term, (a) Supplier fails to deliver [** ***Confidential Treatment Requested…***…]% of the dollar value of accepted purchase orders from Sequenom for a Key Product in each of three consecutive quarters, or (b) Supplier discontinues or otherwise ceases to manufacture a Key Product, Supplier hereby grants to Sequenom a limited, non-exclusive, worldwide, royalty-free, fully-paid, non-transferable, non-sublicensable, license for the remainder of the Term under the Supplier Product Technology solely to make and have made (itself or through an Affiliate or contract manufacturer) such Key Products. Supplier shall only be required to grant such manufacturing license as set forth in the prior sentence provided (i) Supplier is not able or willing to sell to Sequenom a mutually reasonably agreed substitute product; and (ii) in the case of Section 5.1(b) Sequenom further reasonably demonstrates to Supplier that its rights to purchase EOL Products under Section 2.3 are not adequate to meet Sequenom’s needs for such Key Products; and (iii) in the case of Section 5.1(a) the failure of Supplier to meet the specified […***…]% level is due to an event or occurrence within the reasonable control of Supplier. Sequenom’s rights under this Section 5.1 shall run with title to the Supplier
2.Product Technology and shall bind the successor or assignee of any interest in any of the Supplier Product Technology during the Term. The parties acknowledge that this Section 5.1 shall not be deemed to expand or otherwise amend the licenses granted to Sequenom with respect to Key Products under that certain License Agreement of even date herewith between Supplier and Sequenom. The parties also acknowledge that nothing in this Section 5.1, or in any other provision in this Agreement, amends, revises, limits or expands Sequenom’s non-competition obligations to Supplier under that certain Non-Competition and Non-Solicitation Agreement of even date herewith between Supplier and Sequenom.
3.Technology Transfer. Upon the written request of Sequenom at any time during the Term, the parties shall work together to agree to a plan for transitioning the manufacture of any Key Products to Sequenom or its designated Third Party contract manufacturer, which plan would only be shared with any Third Party contract manufacturer and implemented in the event that the limited manufacturing license in Section 5.1 is granted. Beginning promptly after the occurrence of any such event (or, if Supplier anticipates that such event is reasonably likely to occur within the next three (3) months and is not legally or contractually prohibited from notifying Sequenom of such anticipated occurrence, reasonably in advance of such

* ***Confidential Treatment Requested

occurrence), the parties shall use commercially reasonable efforts to implement such plan within 60 days after Sequenom’s request.
4.Ownership. As between the parties, Supplier shall at all times be and remain the sole and exclusive owner of the Supplier Product Technology, subject to the licenses expressly granted to Sequenom hereunder. Supplier shall have the sole right to control the filing, prosecution, maintenance and enforcement of the Supplier Product Patents, at Supplier’s sole expense.
5.Termination of the Limited License Set forth in Section 5.1.    At the conclusion of the Term, all rights granted to Sequenom in the Supplier Product Technology pursuant to Section 5.1 shall terminate, and Sequenom shall promptly return to Supplier any materials relating to the technology transfer referenced in Section 5.2.

6.	Payment
1.Payment for Supplier Products. The purchase price of Supplier Products ordered by Sequenom pursuant to this Agreement shall be equal to the price set forth for such Supplier Product in Exhibit A (“Purchase Price”) until the earlier of [** ***Confidential Treatment Requested…***…] from the Effective Date of this Agreement or the date on which Sequenom and its Affiliates, collectively, have placed cumulative orders for $[…***…] of Supplier Products at the Purchase Price (such date the “Price Adjustment Date”). The parties shall negotiate in good faith regarding an adjustment to the prices of Supplier Products during the remainder of the Term that shall apply to purchases under this Agreement beginning on the Price Adjustment Date; provided that, for clarity, if the parties do not agree on such adjusted prices, the Purchase Prices for those Supplier Products where no adjusted prices have been mutually agreed shall then […***…]. Also, for avoidance of doubt, failure of the parties to mutually agree on adjusted prices shall not in and of itself trigger any provisions in Section 2.3 or Article 5.
2.Additionally, at any time during the Term, and provided Sequenom has purchased from Supplier $[** ***Confidential Treatment Requested…***…] of Supplier Product consumables during the 12 month period prior to the date on which Sequenom seeks to exercise its rights under this Section 6.2, if Supplier supplies any Comparably Situated Third Party Customer any Key Product […***…] for such Key Product, Supplier shall promptly inform Sequenom of […***…]. Supplier’s obligation to sell such Key Product to Sequenom […***…] shall remain in force during the Term only so long as Sequenom maintains purchase levels of Supplier Product consumables from Supplier at $[…***…] on a trailing twelve month basis tested quarterly. “Comparably Situated Third Party Customer” means a commercial corporate customer of Supplier, which purchases at least $[…***…] of consumables from Supplier during a calendar year during the Term, and excludes […***…], and any Affiliates of Supplier or entities  in which Supplier has an ownership.
3.The parties acknowledge and agree that Supplier shall be responsible for all payments to Third Parties for any materials purchased from, or other products or services provided by, Third Parties in connection with the manufacture and supply of Supplier Products hereunder.

7.	Mutual Representations and Warranties
1.Mutual Representations and Warranties. Each party represents and warrants that (a) such party is duly organized, validly existing, and in good standing under the laws of the place of its establishment or incorporation, (b) such party has taken all action necessary to authorize it to enter into this Agreement and perform its obligations under this Agreement, (c) this Agreement will constitute the legal, valid and binding obligation of such party, and (d) neither the execution of this Agreement nor the performance of such party’s obligations hereunder will conflict with, result in a breach of, or constitute a default under any provision of the organizational documents of such party, or of any law, rule, regulation, authorization or approval of any government entity, or of any agreement to which it is a party or by which it is bound.

8.	Confidentiality
1.Confidentiality. Each party agrees that, during the Term and for a period of five years thereafter, such party will protect and hold the other party’s Confidential Information in trust and confidence, that it will not use such Confidential Information in any manner or for any purpose not expressly set forth

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in this Agreement, and will not disclose any such Confidential Information to any Third Party without first obtaining the other party’s express written consent on a case-by-case basis.
2.Exceptions. Confidential Information of a disclosing party shall not include information which the receiving party can demonstrate by competent evidence: (a) is now, or hereafter becomes, through no breach of this Agreement by the receiving party, generally known
3.or available; (b) is known by the receiving party at the time of receiving such information from the disclosing party, as evidenced by its written records (excluding pre-existing knowledge of Supplier Product Technology known to Sequenom or pre-existing knowledge of Sequenom Confidential Information known to Supplier, each as of the Effective Date); (c) is hereafter furnished to the receiving party by a Third Party, as a matter of right and without restriction on disclosure; or (d) is after the Effective Date independently developed by the receiving party without the use of or reference to Confidential Information received from the disclosing party, as evidenced by the receiving party’s written records.
4.Authorized Disclosure. Each party may disclose Confidential Information belonging to the other party to the extent such disclosure is reasonably necessary in the following instances: (a) in the case of Sequenom, to obtain and maintain regulatory approvals with respect to Sequenom Products; (b) complying with applicable court orders or applicable laws, rules or regulations; (c) disclosure to a party’s Affiliates, provided that Confidential Information so disclosed shall remain subject to this Article 8; and (d) disclosure to Third Parties in connection with due diligence or similar investigations by such Third Parties, and disclosure to potential Third Party investors in confidential financing documents; provided, however, in each case, that any such Third Party agrees to be bound by reasonable obligations of confidentiality and non-use. In addition, in the event a party is required to make a disclosure of the other party’s Confidential Information pursuant to the preceding clause (b), it will, except where impracticable, give reasonable advance notice to the other party of such disclosure and, at the other party’s request and expense, cooperate with the other party’s efforts to secure confidential treatment of such information. The parties agree to consult in good faith in connection with the filing of this Agreement, including redaction of certain provisions of this Agreement, with the SEC, the NASDAQ stock exchange or any other stock exchange or governmental agency on which securities issued by a party or its Affiliate are traded; provided, that if the parties are unable to agree on the form or content of any required disclosure, such disclosure shall be limited to the minimum required as determined by the disclosing party in consultation with its legal counsel.

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9.	Term; Termination
1.Term. The term of this Agreement shall commence on the Effective Date and continue in effect for three (3) years unless terminated earlier by either party pursuant to this Article 9 (the “Term”). At or prior to the conclusion of the Term, Supplier shall in good faith discuss with Sequenom a possible extension of this Agreement beyond the Term with respect to Supplier Products, if Sequenom so desires an extension.
2.Material Breach. Each party shall have the right to terminate this Agreement upon written notice to the other party if such other party is in material breach of this Agreement and has not cured such breach within 60 days after notice from the terminating party requesting cure of the breach. Any such termination shall become effective at the end of such 60-day period unless the breaching party has cured such breach prior to the end of such period.
3.Termination at Will. Sequenom shall have the right to terminate this Agreement at any time for any reason or for no reason upon delivery of at least 90 days’ prior written notice to Supplier.
4.Termination by Mutual Consent. This Agreement may be terminated at any time by mutual written agreement of the parties.
5.Termination due to Bankruptcy/Insolvency or the like of Sequenom. This Agreement may be terminated by Supplier in the event of a dissolution or liquidation of Sequenom, the insolvency or bankruptcy of Sequenom, the institution of any proceeding by or against Sequenom under the provisions of any insolvency or bankruptcy law, the appointment of a receiver of any of the assets or property of Sequenom, or the issuance of an order for an execution on a material portion of the property of Sequenom pursuant to a judgment.
6.Effect of Expiration or Termination; Surviving Obligations.
(a)Upon any termination of this Agreement, all rights and obligations of the parties hereunder, including but not limited to the license grant to Sequenom under Section 5.1, shall terminate and be of no further force or effect, except as otherwise expressly set forth below in this Section 9.5.
(b)Upon any termination of this Agreement, Sequenom may elect to (i) have Supplier fulfill, in accordance with the applicable terms and conditions of this Agreement, any or all purchase orders for Supplier Products submitted by Sequenom prior to the effective date of termination, or (ii) cancel such purchase orders.
(c)In the event of any termination of this Agreement, each party shall return to the other party all Confidential Information of the other party (including all copies thereof) in such party’s possession.
(d)Neither expiration nor termination of this Agreement shall relieve either party of any obligation accruing prior to such expiration or termination. The obligations and rights of the parties under Sections 3.5, 8.1, 8.2, 8.3, 9.6, 11.7 and 11.8 shall survive expiration or termination of this Agreement.
7.Rights Upon Bankruptcy. The license and other rights granted to Sequenom under Sections 5.1 and 5.2 are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code (collectively, the “Code”), licenses of rights to be “intellectual property” as defined under the Code. If a case is commenced during the Term by or against Supplier under the Code then, unless and until this Agreement is rejected as provided in the Code, Supplier (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) shall perform all of the obligations provided in this Agreement to be performed by Supplier. If a case is commenced during the Term by or against Supplier under the Code, and this Agreement is rejected as provided in the Code and Sequenom elects to retain its rights hereunder as provided in the Code, then Supplier (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall provide to Sequenom copies of such intellectual property and all embodiments thereof necessary for Sequenom to maintain and enjoy its rights under the terms of this Agreement promptly upon Sequenom’s written request therefor. All rights, powers and remedies of Sequenom as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Code) in the event of the commencement of a case by or against Supplier under the Code.

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10.	Insurance
1.Insurance. Supplier and Sequenom shall at all times during the Term, at each party’s own expense, maintain commercial liability insurance and product liability insurance (each for property damage and bodily injury) in amounts sufficient in light of their respective obligations and liabilities under this Agreement which shall, at a minimum, include coverage and minimum limits of $[** ***Confidential Treatment Requested…***…] per occurrence and $[…***…] in the aggregate.

11.	Miscellaneous
1.Assignment; Delegation. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign this Agreement to an Affiliate, or in connection with the transfer or sale of all or substantially all of the business of such party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. This Agreement shall inure to the benefit of and be binding upon each party signatory hereto, its successors and permitted assigns. No assignment shall relieve either party of the performance of any accrued obligation that such party may then have under this Agreement. Any assignment not in accordance with this Agreement shall be void. Supplier shall at all times be responsible for the payment of any delegates or subcontractors it chooses to use in connection with its obligations under this Agreement, and for the compliance of its delegates and subcontractors with the terms and conditions of this Agreement.
2.Sequenom Affiliates. Any Affiliate of Sequenom including, without limitation, SCMM, shall have the right to order and purchase Supplier Products directly from Supplier under this Agreement, and Supplier shall supply all Supplier Products ordered by Affiliates of Sequenom in accordance with the terms of this Agreement.
3.Relationship of Parties. The parties’ relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any
4.partnership, joint venture or similar business relationship between the parties. Neither party is a legal representative of the other party, and neither party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other party for any purpose whatsoever.
5.Entire Agreement; Amendment. This Agreement, together with all Exhibits attached hereto, is both a final expression of the parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications between the parties, whether oral, written or otherwise, concerning any and all matters contained herein. No amendment, modification or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the respective authorized officers of the parties.
6.Severability. If any provision of this Agreement shall be deemed void in whole or in part for any reason whatsoever, the remaining provisions shall remain in full force and effect. The parties shall make a good faith effort to replace any such provision with a valid and enforceable one such that the objectives contemplated by the parties when entering this Agreement may be realized.
7.Non-Waiver. The failure of a party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time, and shall be signed by such party.
8.Applicable Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between the Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (a) each of the Parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the State of California; (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the State of California; and (c) each of the Parties irrevocably waives the right to trial by jury.

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9.Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below or such other address as may be specified by such party in writing in accordance with this Section 11.8, and shall be deemed to have been given for all purposes (a) when received, if hand-delivered or sent by a reputable overnight delivery service, (b) when received, if sent by fax and receipt of such fax is confirmed, and (c) three business days after mailing, if mailed by first class certified or registered mail, postage prepaid, return receipt requested.
If to Supplier:    BioSciences Acquisition Company
360 Post Street, Suite 601
San Francisco, California 94108

Attention: Chief Administrative Officer
Fax: [** ***Confidential Treatment Requested…***…]
If to Sequenom:    Sequenom, Inc.
3595 John Hopkins Court
San Diego, California 92121
Attention: General Counsel
Fax: […***…]
10.Interpretation. The headings of clauses contained in this Agreement are inserted solely for convenience and ease of reference only and shall not constitute any part of this Agreement, or have any effect on its interpretation or construction. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either party, irrespective of which party may be deemed to have caused the ambiguity or uncertainty to exist.
11.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
12.Conflicts. This Agreement, including Exhibits A and B which are hereby incorporated by reference in their entirety and made part of this Agreement, shall exclusively govern the ordering, purchase and supply of Supplier Products, and shall override any conflicting terms contained in any purchase orders, invoices or similar documents, which are hereby rejected and shall be null and void. Supplier or Sequenom’s failure to object to any such terms shall not constitute a waiver by Supplier or Sequenom, nor constitute acceptance by Supplier or Sequenom, of such terms and conditions. In the event of any conflict between the terms of the main body of this Agreement and the terms set forth in Exhibits A or B, the terms of the main body of this Agreement shall control and supersede.
[Signature Page Follows]

Signature Page to Supply Agreement

In Witness Whereof, the parties hereto have duly executed this Supply Agreement as of the Effective Date.

BioSciences Acquisition Company	Sequenom, Inc.
By: /s/ Robert G. Shepler Name: Robert G. Shepler Title: President	By: /s/ Paul Maier Name: Paul Maier Title: Chief Financial Officer

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Exhibit A
PRODUCT AND Price Schedule

Part No.	Product Description	Price (U.S. Dollars)
Systems
[** ***Confidential Treatment Requested…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

Consumables
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

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Exhibit B
supplier’s standard terms and conditions

TERMS & CONDITIONS

1. Purchase Order. By issuing a purchase order, Customer acknowledges acceptance of the terms and conditions set forth herein, and understands that it is entering into a legally binding agreement with respect to such terms and conditions (“Agreement”).

2. Pricing and Payment Terms. All products ordered shall be billed to Customer at the prices set forth in Supplier’s standard catalog price list unless otherwise set forth in a written purchase order accepted by Supplier. All payments shall be due within thirty (30) days from the date of shipment and invoice by Supplier. All payments shall be made in United States dollars. Customer shall be responsible for payment of interest accruing monthly at a rate of twelve percent (12%) APR for all late payments.

3. Shipping. Unless Customer’s purchase order specifies alternative shipping instructions that are acceptable to Supplier, all products shall be shipped FCA (Incoterm) Supplier’s premise. Customer shall be invoiced and shall pay Supplier for all actual freight, handling, insurance, taxes and shipping expenses. Customer shall not import or export Supplier products to Customer subsidiaries, affiliates, contractual partners, or countries embargoed or restricted under United States law.

4. Taxes. Customer will pay any and all taxes (other than taxes based upon Supplier’s income), sales taxes, assessments and other charges and expenses imposed by any government authority in connection with the delivery and sale of Supplier products to Customer.

* ***Confidential Treatment Requested

5. Warranty. Standard Supplierwarranties shall apply as follows:Supplier This limited warranty extends only to Customer as original purchaser unless otherwise agreed upon in writing by SUPPLIER.

SUPPLIER warrants that SUPPLIER Product MassARRAY System hardware (meaning hardware and installed software, but excluding spare parts and consumables such as kits, chips, and reagents) will be free from defects in materials and workmanship and will conform to Specifications in effect as of the date of delivery, and perform accordingly, until the earlier of (i) one (1) year from the date of installation; or (ii) sixteen (16) months from the date of shipment, and only so long as the hardware remains unchanged and in the original condition supplied by SUPPLIER.

SUPPLIER warrants that all SUPPLIER Product spare parts, excluding lasers (Part No. 168073), will be free from defects in materials and workmanship and will conform to Specifications in effect as of the date of delivery, and perform accordingly, until ninety (90) days after the date of delivery. SUPPLIER warrants that lasers (Part No. 168073), will be free from defects in materials and workmanship and will conform to Specifications in effect as of the date of delivery, and perform accordingly, until eighteen (18) months after the date of shipment.

SUPPLIER warrants that all SUPPLIER Product consumables (including but not limited to kits, chips, and reagents) will be free from defects in materials and workmanship and will conform to Specifications in effect as of the date of delivery, and perform accordingly, from the date of delivery up to the expiration date specified on the product packaging, provided that such consumables have been stored, handled, and used according to Specifications, and otherwise remain unchanged and in the original condition supplied by SUPPLIER.

Warranty Exclusions.  The foregoing warranty does not include, and Customer is responsible for (i) periodic maintenance or calibration recommended for certain Supplier
Products; (ii) except for lasers, the replacement of hardware components such as but not limited to, dispense pins, liquid handler tips, and clean resin tools; (iii) maintaining a procedure to back-up any and all data generated by the MassARRAY System and reconstructing any lost or altered files, data, or programs; (iv) maintaining all computer networking as it relates to the integration of any components of the MassARRAY System outside of the System and within Customer’s networks; (v) proper disposal of waste products (e.g. oil, filter elements) that result from service work performed under the warranty.  Further, the foregoing warranty shall not apply to a SUPPLIER product that (i) has been subjected to improper or inadequate maintenance or calibration by Customer; (ii) has been used with third party hardware, software, interfacing, or other products or components provided by parties other than SUPPLIER and not approved in writing by SUPPLIER; (iii) has been used to process samples loaded on re-used and/or refurbished SUPPLIER chip products (including SpectroCHIP® Arrays); (iv) has been repaired, modified, altered, assembled or disassembled, or moved from its original installation location, by persons other than SUPPLIER or a SUPPLIER authorized service provider; (v) has not been maintained, calibrated, operated or installed in accordance with SUPPLIER’s written specifications including operator failure to perform standard operating procedures and routine maintenance as prescribed in the operator manuals; (vi) has been subjected to abuse, misuse, negligence, neglect, accident, or improper storage, installation, operation, or handling contrary to SUPPLIER’s written specifications or any instructions provided by SUPPLIER; (vii) has failed or been damaged due to environmental conditions at the site of installation including exposure to Bio- Safety Level 3 or 4 (as defined by the United States Occupational

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Health and Safety Administration) agents; exposure to radioactivity; or the use of or invasion by malicious software programs such as viruses; or (viii) has failed or been damaged due to causes beyond its reasonable control, including, but not limited to, acts of civil or military authority, riots, wars, terrorism, fires, floods, earthquakes, lightning, storms, and other acts of God.

Remedy.  If during the applicable warranty period set forth above, SUPPLIER is provided with prompt written notice by Customer of any product failure along with a detailed written description of the failure, then upon SUPPLIER’s inspection and testing as may be necessary to confirm the failure and upon its determination that none of the warranty exclusions above are applicable, SUPPLIER shall at its sole discretion and option, as Customer’s sole remedy and SUPPLIER’s sole obligation under the foregoing warranty:  (1) replace the products in whole or components thereof; or (2) repair (and recalibrate as necessitated by repair) the products.  Replacement and repaired products and components may include functionally equivalent, reconditioned, refurbished, or new parts. For consumables, provided that SUPPLIER has confirmed the failure and determined that none of the warranty exclusions above are applicable, SUPPLIER reserves the right at its sole discretion to either replace the consumables or to provide Customer with credit for the purchase price paid only, prorated for the unusable portion of the consumables, to be used to offset future purchases.  No refunds will be made. Depending upon the type of failure as determined by SUPPLIER, if SUPPLIER needs access to Customer’s facility, Customer shall provide SUPPLIER with access to its facility and information deemed necessary to facilitate a repair, or if directed by SUPPLIER, Customer shall return the products, in whole or in part, at SUPPLIER’s expense per SUPPLIER’s specific instructions provided at the time, or if no specific instructions are provided at the time, in accordance with SUPPLIER’s then current written return procedures (which may be amended from time to time).  Prior to any service visit, Customer must notify SUPPLIER in writing of any decontamination of the MassARRAY System or any product that has been exposed to toxic or dangerous substances.  No products or components may be returned to SUPPLIER under any circumstances without SUPPLIER's prior authorization.  During service performed at Customer’s facility, Customer must have a Customer representative on-site at all times.  Any product or component that has been repaired or replaced under the warranty shall have warranty coverage for the remainder of the original warranty period.

EXCEPT FOR THE EXPRESS LIMITED WARRANTY SET FORTH HEREIN, SUPPLIER MAKES NO OTHER WARRANTIES, ORAL OR WRITTEN, EXPRESS, IMPLIED, OR BY STATUTE, WITH RESPECT TO THE MASSARRAY SYSTEM, OR ANY HARDWARE, SOFTWARE, CONSUMABLES, COMPONENTS, AND DOCUMENTATION REGARDING ANY OF THE FOREGOING, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT OF PATENT RIGHTS OR VIOLATION OF INTELLECTUAL PROPERTY RIGHTS OF ANY KIND, OR ARISING FROM COURSE OF DEALING, PERFORMANCE, USAGE OR TRADE.  FOR THE AVOIDANCE OF DOUBT, SUPPLIER DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE, OF THE MASSARRAY SYSTEM OR ANY HARDWARE, SOFTWARE, CONSUMABLES, COMPONENTS, AND DOCUMENTATION IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE.

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IN NO EVENT SHALL SUPPLIER OR ITS SUPPLIERS BE LIABLE TO CUSTOMER OR ANY THIRD PARTY FOR LOST PROFITS, DATA OR BUSINESS, THE COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH USE OF THE MASSARRAY SYSTEM AND ANY HARDWARE, SOFTWARE, CONSUMABLES, COMPONENTS, AND DOCUMENTATION PROVIDED TO CUSTOMER BY SUPPLIER, HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE). SUPPLIER’S TOTAL AND CUMULATIVE LIABILITY ARISING UNDER OR IN CONNECTION WITH CUSTOMER’S USE OF THE MASSARRAY SYSTEM AND ANY HARDWARE, SOFTWARE, CONSUMABLES, COMPONENTS, AND DOCUMENTATION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, SHALL BE LIMITED AND SHALL NOT EXCEED THE AMOUNT RECEIVED BY SUPPLIER FROM CUSTOMER PURSUANT TO PURCHASE ORDER AND INVOICE OR WRITTEN CONTRACT WITH CUSTOMER.  THE LIMITATIONS SET FORTH IN THIS SECTION SHALL APPLY REGARDLESS OF FORESEEABILITY AND EVEN IF SUPPLIER OR ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES, COSTS, OR DAMAGES. THE FOREGOING SHALL APPLY REGARDLESS OF ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

6. License. Certain patent rights, including Supplier’s patented nucleic acid analysis by mass spectrometry methods, have been licensed to Customer (collectively the “Licensed Patent Rights”) under a License Agreement dated May 30, 2014 between Supplier and Customer (the “License Agreement”). With the purchase of Supplier’s [** ***Confidential Treatment Requested…***…] products, Customer is granted a limited right to practice the Licensed Patent Rights as set forth in the License Agreement. The Licensed Patent Rights are not transferable, are for the benefit of Customer only, and expire with the consumption of the […***…] purchased. Transfer or resale of products and their components, purchased from Supplier, is prohibited. The Licensed Patent Rights granted are limited to one-time use only for each element per […***…] purchased. For example, Supplier’s […***…] is provided with 384 elements and each element may be used only once. Re-manufacture or re-use of Supplier’s […***…] and/or elements in conjunction with performing the Licensed Patent Rights is prohibited. Reverse engineering Supplier products is prohibited. Except as set forth in the License Agreement and as set forth herein, Supplier reserves all rights and no additional license rights are granted or implied.

7. Software Licenses. For purposes of this Agreement, “Software” means computer software or programs supplied by Supplier to Customer including but not limited to such software that is embedded in or forms an integral part of Supplier’s hardware products in addition to separately provided software for application specific purposes. For purposes of this Agreement, Software does not include Oracle Corporation software products provided by Supplier as such Oracle products are separately governed by the attached Oracle End User License Terms.
(a) Supplier grants Customer a non-exclusive and non-transferable license to use the Software for processing data for the applicable field as set forth in the License Agreement. Customer shall not permit another party to use the Software and Customer shall effect and maintain adequate security measures to safeguard the Software from access or use by unauthorized persons. Customer shall not transfer, rent, lease, sublicense, loan, copy, modify, adapt, merge, translate, reverse engineer, decompile, or disassemble the Software or create derivative works based on the whole or any part of the Software.
(b) The Software license shall not be deemed to extend to any of Supplier’s intellectual property rights, including rights in source code. No copies may be made of the Software without the prior written consent of Supplier, except that Customer may make a single back up or archival copy. The Software license shall apply to any copy as it applies to the Software.
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All Software licenses shall terminate automatically and immediately if Customer fails to abide by any of the terms and conditions of this Agreement. Except as expressly licensed herein, Supplier reserves all rights. Other than as expressly set forth herein, no license rights are granted or implied.

8. Conflicts. In the event of a conflict between the terms and conditions of this Agreement and any terms and conditions provided by Customer, or work order, purchase order, billing statement, or invoice related to the purchase, or transfer of any Supplier products, technology or services, the language of this Agreement shall govern and control, and the conflicting terms, provisions, and conditions of any such other documents shall be deemed null, void, and unenforceable. Notwithstanding the foregoing, in the event of a conflict between the terms and conditions of this Agreement and any terms and conditions in the above referenced “License Agreement”, the language of the “License Agreement” shall govern and control, and the conflicting terms, provisions, and conditions of this Agreement and any such other documents shall be deemed null, void, and unenforceable.

9. Entirety of Agreement. Other than as expressly set forth herein, no license rights are granted or implied. This Agreement (including the attached Oracle End User License Terms) along with any non-conflicting terms of Customer’s purchase order that are accepted by Supplier in writing, represents the entire agreement and understanding of Customer and Supplier relating to the subject matter contained herein, including the Pricing and Payment terms of Section 2, and merges all prior discussions and agreements between them, whether oral or written. Except for amendments by Supplier to kit names, and product and application names, as may occur from time to time, no amendment, change,

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modification, waiver or alteration of any terms and conditions herein shall be effective or binding unless in writing and signed by a duly authorized officer of Supplier.

10. No Governmental Approval. Customer is hereby put on notice that all of Supplier’s products and Software are Research Use Only and have not been subjected to regulatory review or cleared or approved by the United States Food and Drug Administration, by any other United States governmental agency or entity, or by any equivalent or similar governmental agency or entity outside the United States, and are not CLIA (or the regional equivalent thereof) registered or licensed or otherwise registered, licensed, or approved under any statute, rule, law, or regulation, for any purpose, research, commercial, diagnostic, medical, or otherwise. Customer bears sole responsibility and liability for validating all products purchased by Customer for Customer’s intended use.

11. Indemnity. Customer will indemnify and hold harmless Supplier, its subsidiaries, and all officers, directors, employees and agents of the foregoing, (the “Supplier Indemnified Parties”) from and against any and all losses, damages, liabilities, expenses and costs, including responsible legal expense and attorneys’ fees (“Losses”), to which a Supplier Indemnified Party may become subject as a result of any claim, demand, action or other proceeding by any third party to the extent such Losses arise from acts or omissions by Customer resulting in (a) personal injury or harm from the use, sale or other disposition of any product or service or information provided to a third party by Customer and/or its contractual partners, customers, or collaborators; or (b) a claim that a Customer product, assay, test analysis, method, or procedure infringes any patent, trade secret or other intellectual property rights of any third party, unless such claim is solely based on Customer’s non-assay-specific use of Supplier’s products according to the authorized and intended use for such product and in compliance with user operating manuals and package inserts provided with such products. In the event a Supplier Indemnified Party seeks indemnification under this provision, Supplier will notify Customer in writing of a claim as soon as reasonably practicable after it receives notice of the claim, will permit Customer to assume direction and control of the defense of the claim (including the right to settle the claim) and will cooperate as requested (at the expense of Customer) in the defense of the claim.

12. Compliance with Law. Customer shall perform its obligations under this Agreement in compliance with the letter and spirit of all laws, ordinances, rules, regulations and lawful orders of any public authority (including but not limited to the U.S. Foreign Corrupt Practices Act and other applicable anti-bribery laws, bearing on the performance of this Agreement (collectively, "Laws"). Customer shall promptly notify Supplier if it becomes aware of any suspected or actual violation of Laws or ethics relating to this Agreement, and will make all relevant records and documentation relating thereto available to Supplier or an independent third party selected by Supplier and reasonably acceptable to Customer. Customer, its Affiliates and anyone acting on their behalf shall not offer, make or promise any payment, either directly or indirectly, of money or other assets (“Payment”) to an official of any government, political party or international organization, or to any candidate for political office, or to any person acting on behalf of any of the foregoing (collectively, "Officials"), if such Payment is, or may be construed as being paid, for the purpose of influencing decisions or actions with respect to the subject matter of this Agreement or any other aspect of Supplier's business, or would otherwise constitute a violation of any applicable Laws.

Oracle End User Licence Terms
Oracle Corporation ("Oracle") software products

(a)	The Customer shall limit its use of Oracle's products to the scope of the application package and to its business operations;

(b)	The Customer shall not transfer Oracle's products except for temporary transfer in the event of computer malfunction;

(c)
The Customer shall not assign Oracle's products or any interest in Oracle's products. If a security interest is granted in Oracle's products, the secured party has no right to use or transfer Oracle's products;

(d)	The Customer shall not operate a timeshare, service bureau, subscription or rental use of Oracle's products;

(e)	Title to Oracle's products remains with Oracle and shall not pass to the Customer or to any other party;

(f)	The Customer shall not reverse engineer, disassemble or decompile Oracle's products unless required for interoperability and then only to the extent so required for such interoperability;

(g)	The Customer shall not duplicate Oracle's products except for a sufficient number of copies for the Customer's licensed use and a single back up or archival copy;

(h)	Oracle shall not be liable for any damages whether indirect, incidental or consequential arising from the use of its products;

(i)
Where the licence which is granted by Supplier in respect of Oracle products expires or terminates and is not renewed, the Customer shall discontinue use and destroy or return all copies of Oracle's products and documentation to Supplier;

(j)	The Customer shall not cause to be publicised any results of benchmark tests run on Oracle's products;

(k)
The Customer shall comply fully with all relevant export laws and regulations of the United States and other applicable export and import laws to assure that neither the Oracle products themselves nor any direct products thereof are exported, directly or indirectly in violation of applicable laws;

(l)	Oracle is not required to perform any obligations other than to the extent agreed by Supplier and Oracle;

(m)	Supplier has the right to audit Customer's use of Oracle's products and report such use to Oracle, or to assign such right to another person;

(n)	Oracle is a third party beneficiary of these Customer license terms;
(o)    The Uniform Computer Information Transactions Act shall not apply; and

(p)	To the extent that Oracle source code is included with any application package, such source code is similarly governed by the terms above.

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